UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 29, 2012

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 29, 2012, at the annual meeting of stockholders, the stockholders of Dole Food Company, Inc. (“Dole” or the “Company”) approved Dole’s 2009 Stock Incentive Plan, as Amended and Restated (the “Plan”). The most significant changes contained in the Plan, as compared to the 2009 Stock Incentive Plan in effect prior to the amendment and restatement, are as follows: (1) provides for a 7,000,000 share increase in the number of shares authorized for equity incentive awards issued under the Plan, which authorization is anticipated to provide the Company with equity incentive awards for three to four years, based on historic grant levels; (2) incorporates provisions required under Section 162(m) of the Internal Revenue Code (“the Code”) to enable the Company to grant awards intended to qualify as tax-deductible “performance-based compensation” under Section 162(m) of the Code, including limits on the number of awards that can be granted in any one year to any one participant and a list of performance criteria that may be used in connection with awards (other than options or stock appreciation rights) intended to qualify as tax-deductible “performance-based compensation” under Section 162(m) of the Code; (3) in connection with the provisions of Section 162 (m) of the Code referred to above, further delineates the types of awards that may be granted under the Plan to include deferred stock units, performance shares, performance units, other stock-based awards and other cash-based awards, in addition to stock option, stock appreciation rights, restricted stock, restricted stock units and incentive bonuses; and (4) incorporates certain other ministerial changes intended to ease plan administration and/or promote best practices. The material terms of the Plan are summarized on pages 4 through 13 of Dole’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2012 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, as amended, which are set forth in Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 29, 2012.

(b) The stockholders: elected all three of the Company’s nominees for director, to hold office for a term of three years; ratified the appointment of Deloitte & Touche LLP as Dole’s independent registered public accounting firm for the fiscal year 2012; and approved Dole’s 2009 Stock Incentive Plan, as Amended and Restated.

A.	Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
David A. DeLorenzo	78,615,400	3,121,596	0	2,673,248
David H. Murdock	77,929,679	3,807,317	0	2,673,248
Dennis M. Weinberg	78,906,012	2,830,984	0	2,673,248

B.	Ratification of Selection of Independent Registered Public Accounting Firm:

For	84,267,157
Against	129,076
Abstain	14,011

C.	Approval of Dole’s 2009 Stock Incentive Plan, as Amended and Restated:

For	58,362,573
Against	23,351,701
Abstain	22,722
Non-Votes	2,673,248

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 30, 2012	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ C. Michael Carter
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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